UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): January 3, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                     0-16132                22-2711928
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


    86 Morris Avenue, Summit, New Jersey                      07901
---------------------------------------------       ---------------------------
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to
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[ ]  Written communications pursuant to Rule 425 under the Securities Act
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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         It is with great regret that Celgene Corporation announces that Frank
T. Cary, the Chairman of its Executive Committee and a founding member of its Board of Directors, died on Sunday January 1, 2006. Mr. Cary served continuously as a Director since 1987 and played an influential role in the growth and development of Celgene. We will miss his leadership and guidance.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CELGENE CORPORATION


Date:  January 3, 2006                    By:   /s/ Robert J. Hugin
                                          --------------------------------
                                                Name:  Robert J. Hugin
                                                Title: Senior Vice President and
                                                       Chief Financial Officer